Exhibit 10.34 SEVERANCE PLAN FOR SECTION 16 OFFICERS OF NEWMONT Effective January 1, 2025

TABLE OF CONTENTS Page Severance Plan for Section 16 Officers of Newmont Effective January 1, 2025 i INTRODUCTION ......................................................................................................................... 1 ARTICLE I DEFINITIONS ................................................................................................. 1 ARTICLE II ELIGIBILITY .................................................................................................. 2 Section 2.01. General Eligibility Requirements ........................................................ 2 Section 2.02. Voluntary Special Retirement Program ............................................... 3 ARTICLE III SEVERANCE BENEFITS .............................................................................. 3 Section 3.01. Severance Based on Salary .................................................................. 3 Section 3.02. Severance for Section 16 Officers Not Based in the United States .................................................................................................... 4 Section 3.03. Coordination With Change of Control Programs or Other Plans ........ 4 Section 3.04. Payment of Severance .......................................................................... 4 Section 3.05. Other Benefits ...................................................................................... 5 Section 3.06. Return of Severance in the Event of Cause ......................................... 6 Section 3.07. Offset for Worker Adjustment and Retraining Notification Act Benefits ................................................................................................ 6 ARTICLE IV TERMINATION OF BENEFITS .................................................................... 7 ARTICLE V CONTINUATION OF HEALTH CARE COVERAGE .................................. 7 ARTICLE VI PROTECTION OF MEDICAL PRIVACY ..................................................... 7 ARTICLE VII COMMITTEES................................................................................................ 7 ARTICLE VIII CLAIMS PROCEDURE .................................................................................. 7 ARTICLE IX MISCELLANEOUS ........................................................................................ 7 Section 9.01. Plan Documentation ............................................................................. 7 Section 9.02. Funding of Severance Benefits ............................................................ 8 Section 9.03. Amount Payable Upon Death of Participant ........................................ 8 Section 9.04. Confidential Information ..................................................................... 8 Section 9.04. Application of Code Section 409A…………………………………...8 ARTICLE X AMENDMENT AND TERMINATION ......................................................... 8

Severance Plan for Section 16 Officers of Newmont Effective January 1, 2025 Page 1 of 8 SEVERANCE PLAN FOR SECTION 16 OFFICERS OF NEWMONT INTRODUCTION Newmont USA Limited and certain Affiliated Entities (“Newmont”) previously established the Executive Severance Plan of Newmont (the “Executive Plan”), for the purpose of providing severance to eligible executive Salaried Employees, including Section 16 Officers, for certain involuntary terminations. The Executive Plan was most recently restated effective January 1, 2023. As of November 1, 2024, all of the non-Section 16 Officers covered by the Executive Plan were covered by a new plan called the Severance Plan for Section 16 Officers of Newmont. The Leadership Development and Compensation Committee (“LDCC”) of the Newmont Corporation Board of Directors (“Board”) now hereby establishes this Severance Plan for Section 16 Officers of Newmont (the “Plan”), for the purpose of providing severance for certain involuntary terminations to eligible Section 16 Officers identified herein. This Plan is effective as of January 1, 2025. The remainder of the Executive Plan, to the extent it continued to apply to Section 16 Officers, is now hereby wholly replaced by this Plan, and the Executive Plan is no longer in effect as of December 31, 2024. This Plan is a Component Plan of the Employee Benefits Plan of Newmont (the “Employee Benefits Plan”). This Plan is a welfare benefit plan under ERISA, and constitutes a Component Plan of the Employee Benefits Plan. This Plan should be read and interpreted in conjunction with the Employee Benefits Plan, with both the Plan and the Employee Benefits Plan comprising the plan document. In the event of an inconsistency between this Plan and the Employee Benefits Plan or an applicable Component Plan, the terms of this Plan shall control. ARTICLE I DEFINITIONS The following definitions shall apply to this Plan. The definitions set forth in the Employee Benefits Plan shall apply for to any capitalized term in this Plan not otherwise defined herein. “Cause” means: a) engagement in illegal conduct or gross negligence or willful misconduct, provided that if the Section 16 Officer acted in accordance with an authorized written opinion of Employer’s legal counsel, or an Affiliated Entity’s legal counsel, such action will not constitute “Cause;” b) any dishonest or fraudulent activity by the Section 16 Officer or the reasonable belief by the Employer of the Section 16 Officer’s breach of any contract, agreement or representation with the Employer or an Affiliated Entity; c) dereliction of duty; or d) violation of Newmont Corporation’s Code of Conduct. “Employer” means any Participating Employer, now or hereafter formed, which employs any Section 16 Officer. “Involuntary Termination” means any involuntary termination of employment of a Section 16 Officer by the Employer for any reason determined in the Employer’s sole discretion other than an involuntary termination of employment: (a) for Cause, as determined in the sole discretion of

Severance Plan for Section 16 Officers of Newmont Effective January 1, 2025 Page 2 of 8 Employer (or if after termination it is determined the Section 16 Officer could have been terminated for Cause); (b) due to a disability under a disability plan of Newmont, provided that such involuntary termination is executed in accordance with applicable law; (c) that is a voluntary termination or resignation (which includes a Normal or Early Retirement pursuant to the Pension Plan of Newmont as those terms are defined therein); or (d) death of the Section 16 Officer prior to their termination of employment. For avoidance of doubt, an Involuntary Termination shall not be deemed to have occurred if a Section 16 Officer accepts any other position with Employer or an Affiliated Entity, regardless of whether such Section 16 Officer subsequently resigns from such position. “Salary” means the Section 16 Officer’s annual base salary as of termination of employment. Salary shall not include any extra pay, including but not limited to pay for foreign service or foreign assignment, premium pay, hardship pay, moving allowances, bonuses, the cost of goods and services, danger pay, or the value of any stock/equity-based compensation (including but not limited to restricted stock units, common stock or performance stock units). “Section 16 Officer” means an officer of Newmont Corporation as defined in Rule 16(a)- 1f of the Securities Exchange Act of 1934, as amended. “Service” means continuous service with the Employer or an Affiliated Entity commencing on the Section 16 Officer's most recent date of hire and each successive 12-month period thereafter, as determined in Newmont’s sole discretion. In addition, Service will include prior continuous service with an AGA entity, a Goldcorp entity, a Newcrest entity, or any other entity acquired by a Newmont entity, immediately preceding the acquisition of such entity by a Newmont entity, who continues employment with the Employer, as determined in Newmont’s sole discretion. Service shall not include any period for which a Section 16 Officer is paid severance regardless of the entity that provides severance payments. An eligible Section 16 Officer, in such case, will commence Service under the Plan on the first day after expiration of a severance period. “Severance Period” means the total number of weeks or months of Salary for which the Section 16 Officer is paid Salary pursuant to Article II. “Waiver and Release” means a document, in a form established by Newmont, under which a Section 16 Officer waives and releases the Employer and Affiliated Entities and any current or former director, officer, employee, agent or representative from any and all claims arising out of or relating to such Section 16 Officer’s employment with and termination from an Employer. Such release shall include, but shall not be limited to, a waiver and release by such Section 16 Officer of pursuit of any action based on wrongful termination, state, federal and foreign non- discrimination in employment laws and state, federal and foreign compensation and benefits laws (including ERISA) to the fullest extent permitted by law. ARTICLE II ELIGIBILITY Section 2.01. General Eligibility Requirements. The benefits provided under this Plan will be available to Section 16 Officers employed by any Employer who are in the levels of work

Severance Plan for Section 16 Officers of Newmont Effective January 1, 2025 Page 3 of 8 set forth below at the time of the Section 16 Officer’s termination of employment, provided the following requirements are met: (a) The Section 16 Officer leaves employment with the Employer due to their Involuntary Termination; and (b) The Section 16 Officer delivers an executed Waiver and Release and the Waiver and Release becomes irrevocable not later than seventy (70) days following the date of the Section 16 Officer’s Involuntary Termination (or such earlier date as is indicated on such Waiver and Release), unless an extension of time to execute the Waiver and Release is granted in writing by the Employer, in the Employer’s sole discretion. The Employer shall furnish such a Waiver and Release to the Section 16 Officer prior to or following the Section 16 Officer’s Involuntary Termination; and (c) The Section 16 Officer complies with any other requirements that are required by the Employer (for example, repayment of any personal expenses previously paid by Newmont). Section 2.02. Voluntary Special Retirement Program. Notwithstanding anything in this Article II to the contrary, an individual who receives severance under a voluntary special retirement program shall not be eligible to receive any severance under this Plan unless otherwise specified by the Board or its delegate. ARTICLE III SEVERANCE BENEFITS Section 3.01. Severance Based on Salary. Severance benefits shall consist of a portion of Salary calculated as follows: Level of Work at time of termination Severance amount based on Salary Level 7 (CEO and member of the Executive Leadership Team (ELT)) 24 months of Salary Level 6 (Other ELT members) 15 months of Salary + 1 month of Salary for every year of Service up to a maximum total of 18 months of Salary Level 5 12 months of Salary + 1 month of Salary for every year of Service up to a maximum total of 15 months of Salary The above formulas will include a pro-rata calculation for any partial year of Service based on the number of months of employment in the partial year with the Employer. Credit for a month of Service will be given for a month if the Section 16 Officer is employed by the Employer for one day after their monthly anniversary date.

Severance Plan for Section 16 Officers of Newmont Effective January 1, 2025 Page 4 of 8 In order to determine weekly Salary, Salary is determined based on annual Salary divided by 52. If paid in a lump sum, the Severance Period shall still be considered the number of weeks or months of Salary for which the Section 16 Officer is paid pursuant to the above. Section 3.02. Severance for Section 16 Officers Not Based in the United States. If a Section 16 Officer is eligible for severance but is based in a location outside of the United States, the Section 16 Officer will receive a severance benefit equal to the greater of: (a) the severance provided for in the Section 16 Officer’s offer letter or contract, if any, or as required by the local law of the country in which the Section 16 Officer is based when the Section 16 Officer is subject to an Involuntary Termination; provided, however, that the severance required by local law (including pursuant to any offer letter or contract provided to a Section 16 Officer) is equal to or exceeds what the Section 16 Officer would be eligible for under Section 3.01; or (b) the severance provided under Section 3.01; provided, however, that if severance required by local law is less than the severance provided under Section 3.01, the Section 16 Officer will receive the severance required by local law, plus the difference between that amount and the severance provided under Section 3.01, but in no event shall the total severance exceed the severance provided for in Section 3.01. For avoidance of doubt, by way of example, if local law requires a severance of 3 months of Salary plus a holiday bonus month of salary (i.e., four months total of Salary), and Section 3.01 would require a benefit of 15 months of Salary—the Section 16 Officer would receive 4 months of Salary under local law, plus 11 months of Salary under Section 3.01, for a total of 15 months of Salary—the employee would not receive 19 months of Salary. Section 3.03. Coordination With Change of Control Programs or Other Plans. If a Section 16 Officer who is eligible for severance under this Plan is also eligible to receive benefits and payments under a change of control plan of Newmont, the Section 16 Officer shall only be entitled to receive severance under this Plan or under the applicable change of control plan, but not both, and shall be entitled to receive the greater of the benefits and payments otherwise payable under this Plan or the benefits and payments otherwise payable under the applicable change of control plan. Subject to the preceding sentence, if a Section 16 Officer is eligible for severance under this Plan, the Section 16 Officer shall not be entitled to severance benefits under any other severance plan of Newmont. Section 3.04. Payment of Severance. The amount of cash severance benefits payable to a Section 16 Officer under this Article III shall be paid in a single cash lump sum as soon as administratively possible following the Section 16 Officer’s termination of employment and the Section 16 Officer’s execution of a Waiver and Release, and the expiration of the applicable revocation period (if any), subject to any legal requirements pertaining to the timing of the payment. Such amount shall be paid by the fifteenth day of the third month following the year in which the Section 16 Officer met the requirements to receive severance under this Plan.

Severance Plan for Section 16 Officers of Newmont Effective January 1, 2025 Page 5 of 8 Section 3.05. Other Benefits. (a) Health, Vision, Dental, and Employee Assistance Program Continuation Coverage. A Section 16 Officer who is eligible to receive severance under this Plan and has experienced an involuntary termination of employment, will be entitled to Employer- paid continuation coverage for the Health Plan (which includes prescription drug coverage), Vision Plan, Dental Plan, and Employee Assistance Program, for the coverage the Section 16 Officer was enrolled in immediately prior to their Involuntary Termination, as well as the Employee Assistance Program, if and as such plans and program then exist, for the Severance Period; provided, however, if the Section 16 Officer and/or their Dependents become eligible for coverage with a new employer or company, the continuation coverage provided for in this Section 3.05(a) shall cease. Also, in the event the Section 16 Officer elects to enroll in Medicare before or during the Severance Period and thereby ceases to receive benefits under this Section 3.05 pursuant to the Employee Benefits Plan before the end of the Severance Period, the Section 16 Officer’s Dependents may nevertheless continue Employer-paid benefits during the Severance Period pursuant to this Section. However, in no event shall the Employer-paid continuation coverage extend beyond the period of time that the Section 16 Officer and their Dependents would otherwise be entitled to continue coverage under the provisions of the Consolidated Omnibus Budget Reconciliation Act (“COBRA”). The COBRA period will run concurrently with coverage provided for under this Section. In the event the number of weeks of salary paid as a severance benefit is less than the Section 16 Officer’s COBRA period, if so elected, COBRA coverage may continue at the Section 16 Officer’s sole expense for the remaining COBRA period, as calculated from the date of the Section 16 Officer’s qualifying event, provided that the Section 16 Officer complies with all COBRA requirements. (b) Outplacement Services. A Section 16 Officer who is eligible to receive severance benefits under this Plan will be entitled to outplacement services with a vendor of Employer’s choice for 12 months beginning with the month immediately following termination of employment, or beginning with the month that the Section 16 Officer chooses, provided that it is within six (6) months of the Section 16 Officer’s termination. (c) Short-Term Incentive Bonus and Treatment of Equity. (i) An ELT Section 16 Officer who is eligible to receive severance under this Plan and has experienced an Involuntary Termination of employment will be entitled to a Corporate Performance Bonus based on actual performance for the year preceding their termination if the Corporate Performance Bonus has not yet been paid upon their termination, and a pro-rated Corporate Performance Bonus based on actual performance for the year in which they are terminated, in accordance with the applicable short-term incentive bonus plan, as such Corporate Performance Bonus may be adjusted by the LDCC or the Board. (ii) A non-ELT Section 16 Officer who is eligible to receive severance under this Plan and has experienced an Involuntary Termination of employment will be entitled to a Corporate Performance Bonus and an Individual Performance Bonus based on actual performance for the year preceding their termination if the

Severance Plan for Section 16 Officers of Newmont Effective January 1, 2025 Page 6 of 8 Corporate Performance Bonus and Individual Performance Bonus have not yet been paid upon their termination, and a pro-rated Corporate Performance Bonus and an Individual Performance Bonus based on their target goals for the year in which they are terminated, in accordance with the applicable short-term incentive bonus plan, as such Corporate Performance Bonus and/or Individual Performance Bonus may be adjusted by the LDCC or the Board. (iii) A Section 16 Officer who has experienced an Involuntary Termination of employment and who is eligible to receive severance under this Plan, who also is considered retirement eligible under the applicable definition in any outstanding award agreement for restricted stock units (“RSUs”) and/or performance stock units (“PSUs”), will be entitled to have any outstanding RSUs and PSUs vest in accordance with the retirement provision(s) of the award agreement(s), notwithstanding anything to the contrary in such award agreements, provided that such Section 16 Officer executes and does not revoke a Waiver and Release. In other words, such award agreement(s) are deemed amended by this Section 3.05(c)(iii). (d) Controlling Plan Provisions. Benefits provided pursuant to this Section 3.05 shall be governed by the respective benefits plans, including rules pertaining to COBRA and claims for benefits. Section 3.06. Return of Severance in the Event of Cause. In the event Newmont determines that Cause existed for the termination of a Section 16 Officer’s employment after the Section 16 Officer has been offered or received severance benefits pursuant to this Plan, the Employer shall be entitled to recover such amounts from the Section 16 Officer, or not pay any amounts not yet paid to the Section 16 Officer, or offset any other amounts owed by the Employer to the Section 16 Officer; provided, however, that Newmont shall not offset any benefits payable by the Plan to the extent such offset would result in the imposition of taxes or penalties pursuant to Code Section 409A and the Treasury Regulations issued thereunder. To the extent that Newmont has any other clawback-type policy applicable to the benefits paid pursuant to this Plan (including, but not limited to, Newmont’s Clawback Policy), the most comprehensive and expansive terms of either this Section 3.06 or the other clawback policy (or both as construed together) shall control. Section 3.07. Offset for Worker Adjustment and Retraining Notification Act Benefits. In the event a Section 16 Officer is entitled to benefits under this Plan and is also entitled to benefits under the Worker Adjustment and Retraining Notification Act (“WARN”) and/or any similar state law, then any salary paid during a WARN notice period, and any medical, vision, dental and employee assistance program coverage during a WARN notice period shall reduce the payments and benefits to the Section 16 Officer under this Plan. In the event a Section 16 Officer’s benefits under this Plan are exhausted by payments with respect to the WARN notice period, such Section 16 Officer shall not be entitled to any benefits under this Plan with the exception of outplacement services.

Severance Plan for Section 16 Officers of Newmont Effective January 1, 2025 Page 7 of 8 ARTICLE IV TERMINATION OF BENEFITS Benefits under the Plan will terminate in accordance with the provisions of Article IV of the Employee Benefits Plan. ARTICLE V CONTINUATION OF HEALTH CARE COVERAGE Continuation of coverage under the Plan shall be permitted only with respect to health coverage described in Section 3.05(a) in accordance with Section 5.04 of the Employee Benefits Plan. ARTICLE VI PROTECTION OF MEDICAL PRIVACY The Plan is generally not subject to HIPAA. The provisions of Article VI of the Employee Benefits Plan apply to the Plan only with respect to benefits described in Section 3.05(a). ARTICLE VII COMMITTEES The Plan shall be administered in accordance with and by the Committees described in Article VII of the Employee Benefits Plan, although any final decisions for any Section 16 Officer will be made by the LDCC or its delegate (with the exception of the CEO, for whom any final decisions will be made by the Board of Directors for Newmont Corporation or its delegate). ARTICLE VIII CLAIMS PROCEDURE The applicable claims procedures described in Article VIII of the Employee Benefits Plan apply to the Plan. The Plan is subject to the “non-medical claims” provisions of Article VIII of the Employee Benefits Plan; provided, however, that benefits described in Section 3.05(a) shall be subject to the “medical claims” provisions of Article VIII of the Employee Benefits Plan. ARTICLE IX MISCELLANEOUS Section 9.01. Plan Documentation. The Plan and the Employee Benefits Plan shall be read together and, in all cases, shall constitute the “plan document” for purposes of ERISA and other applicable laws. In all cases, the Plan and the Employee Benefits Plan shall be read together

Severance Plan for Section 16 Officers of Newmont Effective January 1, 2025 Page 8 of 8 and treated as a single plan. In the event the provisions of this Plan are inconsistent with the Employee Benefits Plan or an applicable component plan, the provisions of this Plan shall control. Section 9.02. Funding of Severance Benefits. All severance benefit payments under this Plan will be made by the Employer from its general funds and no Section 16 Officer shall have any right with respect to any specific assets of the Employer and no Section 16 Officer shall be a general creditor of the Employer with respect to any amounts payable hereunder. Section 9.03. Amount Payable Upon Death of Participant. If a Section 16 Officer dies before receiving payment of the amount due hereunder, such amount shall be paid, in a cash lump sum, to the beneficiary or beneficiaries designated by the Section 16 Officer to receive life insurance proceeds under the Employer’s Life Insurance Plan. In the absence of an effective beneficiary designation, any amount payable hereunder following the death of a Section 16 Officer shall be paid to the Section 16 Officer’s estate. Section 9.04. Confidential Information. Each Section 16 Officer shall hold in a fiduciary capacity for the benefit of the Employer all secret or confidential information, knowledge or data relating to the Employer or any of its Affiliated Entities, and their respective businesses, which shall have been obtained by the Section 16 Officer during the Section 16 Officer’s employment by the Employer or any of its Affiliated Entities and which shall not be or become public knowledge (other than by acts by the Section 16 Officer or representatives of the Section 16 Officer in violation of this Plan). After termination of a Section 16 Officer’s employment with the Employer, the Section 16 Officer shall not, without the prior written consent of the Employer or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Employer and those designated by it. Section 9.05. Application of Code Section 409A. This Plan is intended to be exempt from Code Section 409A. In the event and to the extent Section 409A applies to the Plan, the Plan shall be amended, construed and administered as necessary to comply with Code Section 409A. ARTICLE X AMENDMENT AND TERMINATION The Plan may be amended or terminated in accordance with Article X of the Employee Benefits Plan. The LDCC, by its duly authorized Chair, has executed the Plan on the date written below. Dated: ____________________ LDCC, Plan Sponsor By Name Title